SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) FEBRUARY 12, 2004
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                             THOMAS INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                   1-5426                                 61-0505332
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         (Commission File Number)              (IRS Employer Identification No.)

      4360 BROWNSBORO ROAD, SUITE 300
            LOUISVILLE, KENTUCKY                             40207
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 (Address of principal executive offices)                (Zip Code)


         Registrant's telephone number, including area code 502/893-4600
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  Dieter W. Rietschle resigned as a director of Thomas Industries Inc. effective February 12, 2004.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THOMAS INDUSTRIES INC.
                                            (Registrant)

                                            By: /s/ Phillip J. Stuecker
                                            ------------------------------------
                                            Phillip J. Stuecker, Vice President
                                            of Finance, Chief Financial Officer,
                                            and Secretary

Dated:  February 12, 2004